                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2002-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                    DISTRIBUTION DATE: NOVEMBER 28, 2003
                                       ---------------------


(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                            $8,645,007.01
                                                                                                               ---------------------
             (          $0.00010568468 per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                                    $0.00
                                                                                                               ---------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                                      $0.00
                                                                                                               ---------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                          $16,276,466.26
                                                                                                               ---------------------
             (          $0.00012146617 per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                                   $0.00
                                                                                                               ---------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                               $112,370.65
                                                                                                               ---------------------
             (          $0.00000137372 per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                               $628,757.50
                                                                                                               ---------------------
             (          $0.00000343583 per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                                  $38,977.33
                                                                                                               ---------------------
             (          $0.00000475333 per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                              $291,510.79
                                                                                                               ---------------------
             (          $0.00000217545 per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                            $2,203,996.67
                                                                                                               ---------------------
             (          $0.00000397833 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1) Distributed to Class I-A-1 Noteholders:                                          $0.00
                                                                             -------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------
           (2) Distributed to Class I-A-2 Noteholders:                                          $0.00
                                                                             -------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
           (3) Distributed to Class I-B Noteholders:                                            $0.00
                                                                             -------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              -------------------------
           (4) Distributed to Class II-A-1 Noteholders:                                         $0.00
                                                                             -------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
           (5) Distributed to Class II-A-2 Noteholders:                                         $0.00
                                                                             -------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------
           (6) Balance on Class I-A-1 Notes:                                   $0.00
                                            -------------------------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------








                                Page 6 of 9 pages


        (7)   Balance on Class I-A-2 Notes:                                          $0.00
                                                 -------------------------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
        (8)   Balance on Class I-B Notes:                                            $0.00
                                                 -------------------------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              -------------------------
        (9)   Balance on Class II-A-1 Notes:                                         $0.00
                                                 -------------------------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
       (10)   Balance on Class II-A-2 Notes:                                         $0.00
                                                 -------------------------------------------
             (          $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
             (                   $0.00 with respect to the Class I-A-1 Notes,
              -------------------------
                                 $0.00 with respect to Class I-A-2 Notes, and
              -------------------------
                                 $0.00 with respect to Class I-B Notes), and
              -------------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
             (                   $0.00 with respect to Class II-A-1 Notes and
              -------------------------
                                 $0.00 with respect to the Class II-A-2 Notes); and
              -------------------------
              the total outstanding amount owed to the Cap Provider:
                                 $0.00 with respect to the Group I Cap Agreement and
              -------------------------
                                 $0.00 with respect to the Group II Cap Agreement.
              -------------------------

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                                $218,795,884.89  and
                                                                                                      ------------------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                               $622,900,218.70
                                                                                                      ------------------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)   (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                                   $27,603,589.66
                                                                                            --------------------------
              (2) Pool Factor for the Class I-A-1 Notes:                                           0.337452200
                                                                                        ----------------------
        (b)   (1) outstanding principal amount of CLASS I-A-2 Notes:                                  $183,000,000.00
                                                                                            --------------------------
              (2) Pool Factor for the Class I-A-2 Notes:                                           1.000000000
                                                                                        ----------------------
        (c)   (1) outstanding principal amount of CLASS I-B Notes:                                      $8,200,000.00
                                                                                            --------------------------
              (2) Pool Factor for the Class I-B Notes:                                             1.000000000
                                                                                        ----------------------
        (d)   (1) outstanding principal amount of CLASS II-A-1 Notes:                                  $72,576,201.50
                                                                                            --------------------------
              (2) Pool Factor for the Class II-A-1 Notes:                                          0.541613400
                                                                                        ----------------------
        (e)   (1) outstanding principal amount of CLASS II-A-2 Notes:                                 $554,000,000.00
                                                                                            --------------------------
              (2) Pool Factor for the Class II-A-2 Notes:                                          1.000000000
                                                                                        ----------------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
              (1) Three-Month LIBOR
                 for the period from the previous Distribution Date to this Distribution Date was                        1.14000%
                                                                                                                         --------
              (2) the Student Loan Rate was for Group I:                                 5.54346%    and Group II:    3.33158%
                                                                                  ---------------                     --------







                                Page 7 of 9 pages


        (b)   Note Interest Rate for the CLASS I-A-1 Notes:                       1.20000%        based on       Index-based Rate
                                                                                  ---------------                ------------------
        (c)   Note Interest Rate for the CLASS I-A-2 Notes:                       1.33000%        based on       Index-based Rate
                                                                                  ---------------                ------------------
        (d)   Note Interest Rate for the CLASS I-B Notes:                         1.84000%        based on       Index-based Rate
                                                                                  ---------------                ------------------
        (e)   Note Interest Rate for the CLASS II-A-1 Notes:                      1.27000%        based on       Index-based Rate
                                                                                  ---------------                ------------------
        (f)   Note Interest Rate for the CLASS II-A-2 Notes:                      1.54000%        based on       Index-based Rate
                                                                                  ---------------                ------------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
                           $276,747.36 with respect to the GROUP I Student Loans and
              -------------------------
                           $782,709.43  with respect to the GROUP II Student Loans
              -------------------------
             (          $0.00000338322  per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
                        $0.00000151228  per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
                        $0.00003374968  per $1,000 original principal balance of Class I-B Notes,
              -------------------------
                        $0.00000584112  per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
                        $0.00000141283  per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
                               $779.84  with respect to the GROUP I Notes and
              -------------------------
                             $2,220.16  with respect to the GROUP II Notes
              -------------------------
             (          $0.00000000953  per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
                        $0.00000000426  per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
                        $0.00000009510  per $1,000 original principal balance of Class I-B Notes,
              -------------------------
                        $0.00000001657  per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
                        $0.00000000401  per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                                 $0.00  with respect to the GROUP I Student Loans
              -------------------------
                                 $0.00  with respect to the GROUP II Student Loans
              -------------------------
        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                                        # of
                                                                        Loans                     $ Amount
              30-60 Days Delinquent                                      134                     $3,465,490
              61-90 Days Delinquent                                       65                     $1,224,695
              91-120 Days Delinquent                                      56                     $1,117,969
              More than 120 Days Delinquent                              116                     $1,993,713
              Claims Filed Awaiting Payment                               20                       $230,874

                   and with respect to the GROUP II Student Loans.

                                                                        # of
                                                                        Loans                     $ Amount
              30-60 Days Delinquent                                    1,314                    $12,331,556
              61-90 Days Delinquent                                      593                     $5,483,495
              91-120 Days Delinquent                                     494                     $4,838,563
              More than 120 Days Delinquent                              437                     $4,355,086
              Claims Filed Awaiting Payment                              121                     $1,534,952







                                Page 8 of 9 pages

(xix)   Amount in the GROUP I PRE-FUNDING Account:                                          $7,704.77
                                                                             -------------------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                                           $0.00
                                                                             -------------------------
        Amount remainging in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:                              $0.00
                                                                             -------------------------

(xx)    Amount in the GROUP II PRE-FUNDING Account:                                     $3,675,982.80
                                                                             -------------------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                                           $0.00
                                                                             -------------------------
        Amount remainging in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:                             $0.00
                                                                             -------------------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                         $199,284.33
                                                                                                                    ----------------

(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:                  $0.00
                   --------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
        Group II Notes Guaranty Insurance Policy                           $0.00
                                                             --------------------

(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                        $25,768.62
                                                                                                                    ----------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                           $0.00
                                                                                                                    ----------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                  $0.00 ;
                                                                                                    ---------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                  $0.00 ;
                                                                                                    ---------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution
           Date:            $0.00 ; and
                 -----------------
        (B) with respect to the GROUP II INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                        $54,345.13
                                                                                                                    ----------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                           $0.00
                                                                                                                    ----------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                  $0.00 ;
                                                                                                    ---------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                  $0.00 ;
                                                                                                    ---------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution
           Date:            $0.00
                 -----------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                $0.00 ;
                                                                                                    ---------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                $0.00 ;
                                                                                                    ---------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00 ;
                                                                                                ---------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                $0.00 ; and
                                                                                                ---------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00 .
                                                                                                ---------














                                Page 9 of 9 pages